First-in-human data for the inhaled IL-4Rα antagonist AZD1402/PRS-060 reveals a promising clinical profile for the treatment of asthma Bruns IB,1 Fitzgerald MF, 1 Pardali K,2 Gardiner P, 3 Keeling DJ,2 Axelsson LT, 2 Jiang F, 2 Lickliter J,4 Close DR5 1Pieris Pharmaceuticals, Boston, MA, USA; 2Early Respiratory, Inflammation and Autoimmunity, R&D Biopharmaceuticals, AstraZeneca, Gothenburg, Sweden; 3Clinical Pharmacology and Safety Sciences, R&D Biopharmaceuticals, AstraZeneca, Gothenburg, Sweden; 4Nucleus Network, Melbourne, Australia; 5Early Respiratory, Inflammation and Autoimmunity, R&D Biopharmaceuticals, AstraZeneca, Cambridge, UK 18494 Introduction Figure 2. Overall study design. Table 1. Doses of AZD1402/PRS-060 and matching placebo. Figure 3. Serum PK profile of AZD1402/PRS-060 after oral inhalation. Figure 4. (a) pSTAT6 levels after inhalation of AZD1402/PRS-060 and (b) pSTAT6 levels versus Cohort Oral inhalation device doses (delivered doses), mg 1000 Delivered dose systemic exposure of AZD1402/PRS-060 indicate systemic target engagement. • Disease control is not achieved in approximately 5–10% of patients with asthma, despite Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 9 1 0.25 (0.1) 8 mg (a) Delivered dose the availability of standard-of-care therapies (inhaled corticosteroids in combination with 2 1.25 (0.5) 24 mg 1 Single dose 1 Dose 2 100 Placebo long-acting β2 agonists). 3 5.00 (2.0) Sentinel subjects Sentinel subjects (ng/mL) 100 72 mg 0.5 mg – This inability to achieve asthma control reduces patients’ quality of life and increases 4 20.0 (8.0) ) (%) 060 160 mg + healthcare costs. 5 60 (24.0) - 2 mg 2,3 6 180 (72.0) • Type 2 cytokines, interleukin (IL)-4, IL-5 and IL-13, play crucial roles in asthma pathogenesis. Dose (CD3 8 mg • AZD1402/PRS-060 is an anti-IL-4 receptor α (IL-4Rα) tear lipocalin-derived Anticalin protein Safety review 7 400 (160.0) 10 50 modified 24 mg Intravenous doses, mg cells being developed for moderate-to-severe asthma (Figure 1). + 8 1.0 72 mg – AZD1402/PRS-060 has a high potency (KD 0.023 nM) and selectivity for human IL4-Rα AZD1402/PRS 9 2.0 and is being developed to target asthma locally via inhalation. 1 160 mg The same process pSTAT6 Acceptable 0 20 40 60 • Dupilumab is a fully human IL-4Rα monoclonal is repeated 0 Figure 1. PRS-060 protein structure. No findings Time (hours) antibody given by subcutaneous injection, which Table 2. Incidence of TEAEs for all subjects (safety population). Note: values are mean (standarddeviation). Pre-dose 1 4 8 12 24 PK, pharmacokinetics. 4 Yes System organ class Placebo AZD1402/ Overall Time (hours) inhibits IL-4 and IL-13 signaling. (b) Preferred term (n = 18) PRS-060 (n = 54) (N = 72) – It has been shown to reduce exacerbations Single dose 1 n (%) m n (%) m n (%) m Table 3. Serum PK parameters after AZD1402/PRS-060 oral inhalation at the delivered dose 100 and improve lung function in patients with 8 subjects Subjects with TEAEs 6 (33) 8 19 (35) 20 25 (35) 28 for cohorts 4–7 (PK population). moderate-to-severe asthma. Parameter Cohort 4 Cohort 5 Cohort 6 Cohort 7 Nervous system disorders 1 (6)1 5 (9)6 6 (8)7 IC 50= 0.35 nM • Pitrakinra is an inhaled IL-4 mutein that antagonizes A pharmacokinetic and safety review occurred between cohorts. Headache 8 mg (n = 6) 24 mg (n = 6) 72 mg (n = 6) 160 mg (n = 6) 1 (6)1 5 (9)5 6 (8)6 ) (%) AUC , h.ng/mL 87.2 (27.8)a 261.5 (125.6)b 1252.1 (398.9) 3446.0 (2314.9) + IL-4Rα and has been shown to have beneficial effects in Criteria for evaluation Somnolence 0 1 (2)1 1 (1)1 inf 5 C , ng/mL 8.3 (4.8) 21.2 (9.8) 93.0 (33.8) 266.8 (232.5) (CD3 a subset of patients with asthma. Safety Infections and infestations 2 (11) 2 5 (9) 5 7 (10) 7 max a b 50 • Here, we describe the results of a phase 1, • Changes from baseline or incidence in the safety variables. URTI 2 (11) 2 3 (6) 3 5 (7) 5 MRTinf, h 7.8 (2.9) 8.9 (2.1) 10.9 (1.6) 11.5 (1.3) cells first-in-human study of AZD1402/PRS-060. • Safety variables included adverse events, laboratory data (hematology, serum chemistry and Respiratory tract infection 0 1 (2) 1 1 (1) 1 Tmax, h 4.6 (2.1, 5.1) 4.7 (4.1, 8.2) 4.6 (1.7, 8.1) 8.2 (1.7, 8.3) + a b urinalysis), vital signs, spirometry assessment, 12-lead electrocardiogram parameters and Tonsillitis 0 1 (2) 1 1 (1) 1 t½, h 4.2 (1.7) 4.1 (0.9) 6.2 (0.7) 6.0 (0.7) assessment of taste characteristics. Respiratory, thoracic and mediastinal 2 (11) 2 3 (6) 3 5 (7) 5 BA, % 7.0 7.0 11.2 13.8 pSTAT6 disorders PK Objectives • Serial blood samples were drawn for analysis of AZD1402/PRS-060 levels (up to 48 hours after Dry throat 0 2 (4) 2 2 (3) 2 Table 4. Serum PK parameters after intravenous administration for cohorts 8 and 9 0 • Primary objective: safety and tolerability of single inhaled doses and single intravenous doses of administration of each dose). Pleuritic pain 0 1 (2) 1 1 (1) 1 (PK population). –10 –9 –8 –7 AZD1402/PRS-060 in healthy volunteers. • The following PK parameters were derived after administration of AZD1402/PRS-060: maximum Throat irritation 2 (11) 2 0 2 (3) 2 Parameter Cohort 8 Cohort 9 AZD1402/PRS-060 log [M] – Secondary objective: to evaluate serum and urine pharmacokinetics (PK) after single inhaled General disorders and administration 1 (6) 1 2 (4) 2 3 (4) 3 (peak) observed serum concentration (Cmax), time to maximum serum concentration (Tmax), Note: IC , half maximal inhibitory concentration; pSTAT6, phosphorylated signal transducer and activator of transcription 6. site conditions 1 mg (n = 6) 2 mg (n = 5) 50 and single intravenous doses of AZD1402/PRS-060 in healthy volunteers. apparent terminal elimination half-life (t1/2), area under the serum concentration time curve from AUCinf, h.ng/mL 187.3 (32.5) 311.6 (23.0) – Exploratory objective: to evaluate taste characteristics. time 0 to infinity (AUCinf), mean residence time (MRT), volume of distribution at terminal phase Fatigue 0 1 (2) 1 1 (1) 1 PD analysis to establish target engagement Cmax, ng/mL 123.3 (13.1) 201.5 (9.0) – Exploratory objective: to assess the biomarker impact of single inhaled doses of (Vz), apparent volume of distribution at steady state (Vss), systemic clearance (CL) and absolute Influenza-like illness 0 1 (2) 1 1 (1) 1 • Inhibition of pSTAT6 was observed from cohort 4 onwards (delivered dose 8 mg) (Figure 4a). AZD1402/PRS-060 (including inhibition of ex vivo whole blood activation downstream systemic bioavailability (BA) after inhalation. Application site dermatitis 1 (6) 1 0 1 (1) 1 MRTinf, h 1.4 (0.2) 1.5 (0.1) • Inhibition of systemic pSTAT6 was dose-dependent and aligned with systemic exposure of of IL-4Rα signaling). • Serum AZD1402/PRS-060 PK profiles were determined in cohorts who met the limit of Musculoskeletal and connective 1 (6) 1 2 (4) 2 3 (4) 3 Tmax, h (min, max) 1.0 (0.97, 1.1) 1.0 (0.97, 1.0) AZD1402/PRS-060 (Figure 4b). tissue disorders quantitation (1.56 ng/mL). t½, h 2.2 (0.75) 2.3 (0.1) • Near complete and sustained inhibition was observed at higher inhaled doses. Methods Pharmacodynamic (PD) analysis to establish target engagement Back pain 0 1 (2) 1 1 (1) 1 CL, L/h 5.5 (0.96) 6.4 (0.5) Musculoskeletal chest pain 1 (6) 1 1 (2) 1 2 (3) 2 • Blood was drawn from subjects at 0, 1, 4, 8 and 24 hours after dosing with inhaled Vss, L 7.6 (0.69) 9.7 (0.7) Conclusions Study design Gastrointestinal disorders 0 1 (2) 1 1 (1) 1 AZD1402/PRS-060 or placebo, and was stimulated with 10 ng/mL IL-4 for 15 minutes. Vz,L 17.0 (4.0) 21.5 (2.4) • This was a single-blind, randomized, phase 1, dose-escalating study. The overall study design is • The novel IL-4Rα antagonist AZD1402/PRS-060 was well tolerated when given as • Phosphorylated signal transducer and activator of transcription 6 (pSTAT6) was assessed by Nausea 0 1 (2) 1 1 (1) 1 Note: the values indicated are mean (standard deviation) except for Tmax, which are median (min, max). The data were analyzed using single inhaled or intravenous doses to healthy volunteers. shown in Figure 2. FACS in the CD3 +T-cell subpopulation. Investigations 0 1 (2) 1 1 (1) 1 Phoenix WinNonlin (Pharsight Corporation, Mountain View, CA, USA). – Subjects received AZD1402/PRS-060 or matching placebo administered using an InnoSpire an = 2. bn = 5. – The overall profile of AZD1402/PRS-060 supports its further development as an Blood pressure increased 0 1 (2) 1 1 (1) 1 AUC , area under the serum concentration time curve from time 0 to infinity; BA, bioavailability; CL, clearance; C , maximum observed Go nebulizer (Philips Healthcare, Amsterdam, Netherlands) or intravenously. inf max inhaled drug for the treatment of asthma. Injury, poisoning and procedural 1 (6) 1 0 1 (1) 1 serum concentration; h, hour; max, maximum; min, minimum; MRT, mean residence time; PK, pharmacokinetics; t½, terminal half-life; Tmax, Results time to maximum serum concentration; V , volume of distribution at steady state; V , volume of distribution at terminal phase. • Systemic target engagement (pSTAT6) will be compared with local lung target – Subjects were healthy men or women of non-childbearing potential between 18 and complications ss z 55 years of age. engagement from the ongoing multiple ascending dose study in mild asthmatics Subject disposition and baseline characteristics Muscle injury 1 (6) 1 0 1 (1) 1 – Subjects were assigned to one of seven cohorts according to a randomization code produced Serum PK parameters after AZD1402/PRS-060 oral inhalation/intravenous (NCT03574805). • A total of 72 healthy volunteers were enrolled in this study. Note: m, number of events, n, number of subjects in the specified category; TEAE, treatment-emergent adverse event; URTI, upper infusion at the delivered dose for cohorts 4–9 (PK population) by the phase 1 clinical research organization. – This study will determine the local effects and dose relationship by measuring – Fifty-four subjects were randomized to receive AZD1402/PRS-060; 18 were randomized to respiratory tract infection. • Systemic exposure was observed from 8 mg delivered dose (cohort 4) and exposure increased – Each cohort included eight individuals: six received AZD1402/PRS-060 and two received placebo. FeNO, a validated biomarker of asthma. receive placebo. • Other than headache and URTI, no other events experienced by subjects were common to those with dose (Figure 3). – Subjects started at a dose of 0.25 mg (delivered dose 0.1 mg) and received up to 400 mg – This will help to determine the inhaled dose levels for evaluation in future studies – Eight subjects were allocated to each cohort. receiving AZD1402/PRS-060 and placebo. • The terminal phase mean (standard deviation (SD)) t ranged from 4.2 (1.7) hours in cohort 4 (delivered dose 160 mg) (Table 1). 1/2 of this first-in-class, inhaled Anticalin molecule. – All 72 enrolled subjects completed this study. – Moderate TEAEs reported by subjects receiving placebo included 1 event of muscle injury and (8 mg), to 6.0 (0.7) hours in cohort 7 (160 mg) (Table 3). • After safety evaluation of all cohorts and all subjects who received oral inhalation doses, an • The mean age was 26.4 years and all subjects were men. 2 events of URTI. • After intravenous infusion, the mean (SD) t1/2 was 2.2 (0.8) hours for cohort 8 and 2.3 (0.1) hours additional two cohorts were admitted for intravenous dosing. – The majority of the subjects (66.7%) were white. – Moderate TEAEs reported by subjects receiving AZD1402/PRS-060 included 1 event each of for cohort 9 (Table 4). References – Drug or placebo was infused in a 10 mL volume over a 60-minute period. 2 1.Murphy AC et al. Thorax 2012;67:751–53. 4. Wenzel S et al. Lancet 2016;388:31–44. – The mean body mass index was 24.5 kg/m . headache, URTI and tonsillitis. • CL and Vssvalues after intravenous doses were indicative of clearance by renal filtration and a low – The intravenous dose cohorts 8 and 9 received 1 mg and 2 mg, respectively. 2.Voehringer D et al. J Exp Med 2006;203:1435–46. 3. 5. Slager RE et al. J Allergy Clin Immunol 2012;130:516–22. Safety • No clinically significant abnormalities or change from baseline in hematology, clinical chemistry tissue distribution. Locksley RM. Cell 2010;140:777–83. Ethics approval • Single inhaled doses and single intravenous doses of AZD1402/PRS-060 were well tolerated. laboratory results, urinalysis results, vital signs or 12-lead electrocardiogram values were noted in • Longer t1/2 after oral inhalation than after intravenous infusion indicated involvement of an • The protocol, the subject information and consent form, and other relevant study documentation any subjects. absorption time (between 6.3 hours and 10.0 hours). Acknowledgments • Twenty-five subjects (35%) experienced 28 treatment-emergent adverse events (TEAEs) (Table 2). This study was sponsored by Pieris Pharmaceuticals and funded by AstraZeneca. Medical writing support, funded by AstraZeneca, was were approved by the ethics committee (Alfred Health, Melbourne, Australia) before initiation – Twenty subjects (80%) reported mild TEAEs. • No notable changes in any of the pulmonary mechanic measurements or the forced expiratory • The absolute percentage bioavailability of the inhaled doses was determined to be between 7.0% provided by Kelly Soady, PhD, of PharmaGenesis London, London, UK. of the study. Protocol amendments were approved by the Independent Ethics Committee – Five subjects (20%) reported moderate TEAEs. volume in 1 second/forced expiratory volume ratio were noted in any subjects. and 13.8%. Author disclosures (IEC)/Institutional Review Board (IRB) before being implemented/submitted to the IEC/IRB for • Urinary excretion of unchanged AZD1402/PRS-060 was not detected after intravenous Bruns IB is an employee and shareholder of Pieris Pharmaceuticals. Fitzgerald MF is a consultant and shareholder – No subjects reported severe TEAEs. • Taste characteristics were evaluated as an exploratory endpoint. information, as required. administration or oral inhalation, except in three individuals in high-dose oral inhalation cohorts. of Pieris Pharmaceuticals. Pardali K, Gardiner P, Keeling DJ, Axelsson LT, Jiang F and Close DR are employees of • The most frequent TEAE was headache, reported for six subjects (8%; 6 events), followed by – The assessment did not identify any significant taste or smell associated with the study drug AstraZeneca. Lickliter J is an employee of Nucleus Network. AstraZeneca provided funding to Nucleus Network for • ClinicalTrials.gov identifier: NCT03384290. upper respiratory tract infection (URTI) for five subjects (7%; 5 events) (Table 2). or placebo. • There were no confirmed positive anti-AZD1402/PRS-060 antibodies in any of the dose groups. conducting this study. Poster presented at the American Thoracic Society Annual Congress, Dallas, TX, USA, May 17–22, 2019